Exhibit 10.1

FORBEARANCE AGREEMENT AND
AMENDMENT TO LOAN AGREEMENT

This FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is entered into as of April 27, 2009, by and among AMERICAN DEFENSE SYSTEMS, INC., a Delaware corporation (the “Company”), A. J. PISCITELLI & ASSOCIATES, INC., a New York corporation (“AJP”, and together with the Company, the “Original Borrowers”), AMERICAN PHYSICAL SECURITY GROUP, LLC, a Delaware limited liability company (“APS’, and together with the Original Borrowers, the “Borrowers”) and TD BANK, N.A., a national banking association, and successor by merger to COMMERCE BANK, N.A (the “Lender”).

RECITALS

A.            The Original Borrowers and the Lender are parties to that certain Loan Agreement, dated as of May 2, 2007, as amended by the First Amendment to Loan Agreement, dated as of July 12, 2007 (as further amended, modified or supplemented from time to time, the “Loan Agreement”), and assumed pursuant to the Assumption Agreement, dated as of January 28, 2008, by APS, pursuant to which, among other things, the Lender agreed, subject to the terms and conditions set forth in the Loan Agreement, to make certain loans and other financial accommodations to Borrowers.

B.            As of the date hereof, the Events of Default specified in the April 1, 2009 letter from the Lender to the Borrowers have occurred and are continuing (collectively, the “Specified Defaults”).

C.            The Borrowers have requested that during the Forbearance Period (as defined in Section 1 below), the Lender agree (i) to forbear from exercising certain of its default-related rights and remedies against the Borrowers with respect to the Specified Defaults, and (ii) that the Lender will continue to make Advances and other financial accommodations to the Borrower during the Forbearance Period, as set forth in the Loan Documents, each notwithstanding the existence of the Specified Defaults and subject to the terms and conditions set forth herein.  During the Forbearance Period, the Borrowers (with the assistance of its advisors) will propose and work towards effectuating a refinancing of the Obligations (the “Refinancing”).

D.            Subject to the terms and conditions set forth herein, (i) the Lender has agreed to (a) forbear from exercising certain of its default-related rights and remedies against the Borrowers with respect to the Specified Defaults during the Forbearance Period, and (b) amend the Loan Agreement as set forth in Section 3 below and (ii) the Lender has agreed to continue making Advances during the Forbearance Period.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                           Additional Definitions.  As used herein, the following terms shall have the respective meanings set forth below:

“Claims” shall mean claims, actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or any other claims whatsoever (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment).

“Forbearance Default” shall mean (i) the occurrence of any Event of Default other than the Specified Defaults; (ii) the failure of any Borrower to timely comply with any term, condition, or covenant set forth in this Agreement; (iii) the failure of any representation or warranty made by any Borrower under or in connection with this Agreement to be true and complete as of the date when made, or any other breach of any such representation or warranty; or (iv) any occurrence, event or change in facts or circumstances occurring on or after the Forbearance Effective Date that would have a material adverse effect on any Borrower, or its financial condition, business, prospects or assets.

“Forbearance Effective Date” shall mean the date on which all of the conditions precedent set forth in Section 20 hereof have been met (or waived) as determined by the Lender in its sole discretion.

“Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of: (i) the termination of the Forbearance Period as a result of any Forbearance Default, and (ii) June 15, 2009.

“Releases” shall mean the Lender and its affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing in their capacities as such.

“Releasors” shall mean each Borrower, its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.

“Revolving Credit Cap” shall mean at any time during the Forbearance Period, (a) from the Forbearance Effective Date until May 15, 2009, $2,000,000, and (b) as of May 15, 2009, and at all times thereafter, $1,000,000.

Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

SECTION 2.                                           Confirmation by Borrower of Obligations and Specified Defaults.

(a)           The Borrowers acknowledge and agree that as of the date of this Agreement, the aggregate principal balance of the outstanding Obligations under the Loan Documents is not less than $1,497,460 and that the respective principal balances of the various Loans as of such date were not less than the following:

Term Loan:	$64,027
Revolving Credit (including the Letter of Credit Amount):	$1,433,433
TOTAL:	$1,497,460

The foregoing amounts do not include interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Loan Documents.  All of the obligations, including those set forth above, are valid and outstanding, and the Borrowers have no rights of offset, defenses, claims or counterclaims with respect to any of the obligations under the Loan Documents.

(b)           Each Borrower acknowledges and agrees that (i) each of the Specified Defaults constitutes an Event of Default that has occurred and is continuing, and (ii) except for the Specified Defaults, no other Events of Default have occurred and are continuing as of the date hereof, or are expected to occur during the Forbearance Period.

SECTION 3.                                           Amendments to Loan Agreement  Effective as of the Forbearance Effective Date, the following terms of the Loan Agreement shall be amended as follows.

(a)           Amendments to Section 1.1.

(i)            The definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:

“Applicable Margin means 6.00%.”

(ii)           The definition of “Borrowing Base” in Section 1.1 is hereby deleted in its entirety and replaced with the following:

“Borrowing Base” means, at the time in question, (a) the sum of the following, without duplication (1) 50% of amounts due with respect to Eligible Government Receivables, plus (2) 50% of amounts due with respect to Eligible Commercial Receivables, minus (b) any applicable Borrowing Base Reductions.  The Borrowing Base shall be adjusted on a weekly basis to reflect all billings and collections.”

SECTION 4.                                           Forbearance; Forbearance Default Rights and Remedies.

(a)           Effective on the Forbearance Effective Date, the Lender agrees that until the expiration or termination of the Forbearance Period, it will forbear from exercising its default-related rights and remedies against any Borrower or the Collateral solely with respect to the Specified Defaults, including acceleration and foreclosure; provided, however, that (i) the Lender shall have no obligation to make any Advance if, after giving effect thereto, the aggregate principal amount of the Advances plus outstanding letters of credit issued by the Lender for the account of any Borrower would exceed the Revolving Credit Cap, and the Borrowers shall pay any such excess on demand of the Lender; (ii) each Borrower shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Loan Documents during the continuance of any Event of Default, including, without limitation, any limitations, restrictions or prohibitions against payments by any Borrower; (iii) nothing herein shall restrict, impair or otherwise affect the Lender’s rights and remedies under any agreements containing subordination provisions in favor of any or all of the Lender (including, without limitation, any rights or remedies available to the Lender as a result of the occurrence or continuation of any Specified Default) or amend or modify any provision thereof, except to the extent that the exercise of any such rights or remedies is inconsistent with the terms and conditions of the forbearance granted herein; and (iv) nothing herein shall restrict, impair or otherwise affect the Lender’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law upon the expiration or termination of the Forbearance Period.  Any Forbearance Default shall constitute an immediate Event of Default under this Agreement and the Loan Documents without the requirement of any demand, presentment, protest, or notice of any kind to any Borrower (all of which each Borrower waives).

(b)           Upon the occurrence of a Forbearance Default or the expiration of the Forbearance Period, the agreement of the Lender hereunder to forbear from exercising its default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind to any Borrower (all of which each Borrower waives).  Each of the Borrowers agrees that the Lender may at any time thereafter proceed to exercise any and all of its rights and remedies under the Loan Documents or applicable law, including, without limitation, its rights and remedies with respect to the Specified Defaults.  Without limiting the generality of the foregoing, upon the occurrence of a Forbearance Default or the expiration of the Forbearance Period, the Lender may, in its sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind to any Borrower (all of which each Borrower waives):  (i) suspend or terminate any commitment to provide Advances, Letters of Credit or other extensions of credit under any Loan Document; (ii) commence any legal or other action to collect any or all of the obligations under the Loan Documents from any Borrower; (iii) foreclose or otherwise realize on any or all of the Collateral; (iv) set off or apply to the payment of any or all of the obligations under the Loan Documents any property belonging to any Borrower that is held by the Lender; and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any Loan Document or applicable law, all of which rights and remedies are fully reserved by the Lender.

(c)           Any agreement by the Lender to extend the Forbearance Period or to waive a Forbearance Default must be set forth in writing and signed by a duly authorized signatory of the Lender.  The Lender is not obligated to extend the Forbearance Period or waive a Forbearance Default, and may decide to do so (or not do so) in its sole discretion.  Each of the Borrowers acknowledges that the Lender has not made any assurances concerning any extension of the Forbearance Period or waiver of any Forbearance Defaults.

(d)           The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that the Lender may be entitled to take or bring in order to enforce its rights and remedies against any Borrower is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(e)           Each of the Borrowers acknowledges and agrees that any Advance or other financial accommodation which the Lender makes on or after the Forbearance Effective

Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 6 hereof and the other covenants, agreements, representations and warranties of the Borrowers hereunder.

SECTION 5.                                           Supplemental Terms, Conditions and Covenants During the Forbearance Period.

The parties hereto hereby agree to comply with the following terms, conditions and covenants during the Forbearance Period, in each case notwithstanding any provision to the contrary set forth in any Loan Document:

(a)           Restricted Payments.  During the Forbearance Period, no Borrower shall make any Restricted Payment, other than a stock dividend payable in common stock of the Company and approved by the Lender in its sole discretion.

(b)           Refinancing.   During the Forbearance Period, the Borrowers shall use their best efforts to obtain a Refinancing.  The senior management of the Borrower shall actively participate in such meeting or conference calls with the Lender as the Lender shall require for the purpose of providing updates with respect to the operations, business affairs and financial condition of Borrower and progress reports with respect to the Refinancing.

(c)           Delivery of Information.  The Borrowers agree that:

(i)            within 20 days after the end of each calendar month, the Borrowers deliver to the Lender unaudited consolidated and consolidating financial statements of the Company and its Subsidiaries, comprised of consolidated and consolidating balance sheets and income statements, for the period then ended, prepared in accordance with GAAP, except that the Company shall not be required to re-value the Company’s Series A Convertible Preferred Stock and related warrants; and

(ii)           not later than Wednesday of each calendar week, the Borrowers shall deliver to the Lender a Borrowing Base Certificate setting forth the Borrowing Base as of the last Business Day of the immediately preceding calendar week, an statement of actual cash flow for the week then ended and a cash flow forecast, in form and detail acceptable to the Lender, for the next succeeding period of 13 weeks, and accounts receivable and accounts payable listing and agings of the Borrowers as of the last Business Day of the immediately preceding calendar week.

(d)           Cash Collateral Account.  All payments on Accounts and other Collateral, all proceeds of Collateral, and all other cash derived from any source by Borrower shall be deposited in the Cash Collateral Account in accordance with the provisions of Section 8(k) of the Loan Agreement.

(e)           Payment in Full.  The Borrowers shall pay the Advances, the Term Loan and all other Obligations in full not later than June 15, 2009.

(f)            Forbearance Fee.  The Borrowers shall pay to the Lender, on the date of this Agreement, a forbearance fee of $10,000.

The failure by the Borrower to comply with any of the above covenants shall constitute a Forbearance Default, and Sections 4(b) - (d) of this Agreement shall immediately apply without the requirement of any demand, presentment, protest, or notice of any kind to any Borrower (all of which each Borrower waives).

SECTION 6.                                           General Release; Indemnity.

(a)           IN CONSIDERATION OF, AMONG OTHER THINGS, LENDER’S EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH:  (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH; OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE BORROWERS, ON THE ONE HAND, AND ANY OR ALL OF LENDER, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) HEREOF.  THE RECEIPT BY ANY BORROWER OF ANY LOANS OR OTHER FINANCIAL ACCOMMODATIONS MADE BY LENDER AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH BORROWER OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH LOANS OR OTHER FINANCIAL ACCOMMODATIONS.  IN ENTERING INTO THIS AGREEMENT, EACH BORROWER CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF.  THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS.

(b)           EACH BORROWER HEREBY AGREES THAT IT SHALL BE JOINTLY AND SEVERALLY OBLIGATED TO INDEMNIFY AND HOLD THE RELEASEES HARMLESS WITH RESPECT TO ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER

INCURRED BY THE RELEASEES, OR ANY OF THEM, WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL, AS A RESULT OF OR ARISING FROM OR RELATING TO ANY PROCEEDING BY, OR ON BEHALF OF ANY PERSON, INCLUDING, WITHOUT LIMITATION, THE RESPECTIVE OFFICERS, DIRECTORS, AGENTS, TRUSTEES, CREDITORS, PARTNERS OR SHAREHOLDERS OF ANY BORROWER, OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, WHETHER THREATENED OR INITIATED, IN RESPECT OF ANY CLAIM FOR LEGAL OR EQUITABLE REMEDY UNDER ANY STATUTE, REGULATION OR COMMON LAW PRINCIPLE ARISING FROM OR IN CONNECTION WITH THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION AND ENFORCEMENT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH; PROVIDED, THAT NO BORROWER SHALL HAVE ANY OBLIGATION TO INDEMNIFY OR HOLD HARMLESS ANY RELEASEE HEREUNDER WITH RESPECT TO LIABILITIES TO THE EXTENT THEY RESULT FROM THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THAT RELEASEE AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.  IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH BORROWER AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION THEREOF WHICH IS PERMISSIBLE UNDER APPLICABLE LAW.  THE FOREGOING INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND THE PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS.

(c)           EACH BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY ANY BORROWER PURSUANT TO SECTION 6 HEREOF.  IF ANY BORROWER OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, EACH BORROWER, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASEE MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASEE AS A RESULT OF SUCH VIOLATION.

SECTION 7.                                           Representations, Warranties and Covenants of the Borrowers.  To induce the Lender to execute and deliver this Agreement, each Borrower represents, warrants and covenants that:

(a)           The execution, delivery and performance by each of the Borrowers of this Agreement and all documents and instruments delivered in connection herewith and all Loan Documents have been duly authorized by Borrower’s Boards of Directors, managers or members, as applicable, and this Agreement and all documents and instruments delivered in connection herewith and all Loan Documents are legal, valid and binding obligations of such Borrowers enforceable against such parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b)           Except with respect to the Specified Defaults, each of the representations and warranties set forth in the Loan Documents  is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c)           Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party, or by which any Borrower or its property is bound;

(d)           As of the date hereof, except for the Specified Defaults, no Event of Default has occurred or is continuing under this Agreement or any Loan Document.

(e)           The Lender’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the obligations under the Loan Documents and no tax or judgment liens are currently on record against any Borrower;

(f)            Except with respect to the Specified Defaults, any misrepresentation of a Borrower, or any failure of a Borrower to comply with the covenants, conditions and agreements contained in any agreement, document or instrument executed or delivered by any Borrower with, to or in favor of the Lender shall constitute a Forbearance Default hereunder and an immediate Event of Default under the Loan Agreement; and

(g)           The recitals to this Agreement are true and correct.

SECTION 8.                                           Ratification of Liability.  Each Borrower, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Loan Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the obligations under or with respect to the Loan Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Loan Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Loan Document.

Each Borrower further agrees and reaffirms that the Loan Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Loan Document).  Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed.  Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of any of the Loan Documents nor constitute a novation of any of the obligations under the Loan Documents.

SECTION 9.                                           Reference to and Effect Upon the Loan Agreement

(a)           Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Loan Documents, and all rights of the Lender and all of the obligations under the Loan Documents, shall remain in full force and effect.  Each of the Borrowers hereby confirms that the Loan Documents are in full force and effect, and that no Borrower has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Loan Document or the Borrowers’ obligations thereunder.

(b)           Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any consents or waivers set forth herein shall not directly or indirectly:  (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default); (ii) constitute a consent or waiver of any past, present or future violations of any provisions of this Agreement and the Loan Documents; (iii) amend, modify or operate as a waiver of any provision of any Loan Document or any right, power or remedy of the Lender; (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction; or (v) constitute a course of dealing or other basis for altering any obligations under the Loan Documents or any other contract or instrument.  Except as expressly set forth herein, the Lender reserves all of its rights, powers, and remedies under the Loan Documents and applicable law.  All of the provisions of the Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

(c)           From and after the Forbearance Effective Date, (i) the term “Agreement” in the Loan Agreement, and all references to the Loan Agreement in any Loan Document shall mean the Loan Agreement, as amended by this Agreement, and (ii) the term “Loan Documents” defined in the Loan Agreement shall include, without limitation, this Agreement and any agreements, instruments and other documents executed or delivered in connection herewith.

(d)           Except as expressly set forth herein with respect to the Specified Defaults, the Lender has not waived, nor is by this Agreement waiving, or has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Default, Event of Default or Forbearance Default which may be continuing on the date hereof or any Default, Event of Default or Forbearance Default which may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise).  the Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Default, Event of Default or Forbearance Default (other than, during the Forbearance Period, the Specified Defaults solely to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e)           Each Borrower agrees and acknowledges that the Lender’ agreement to forbear from exercising certain of its default-related rights and remedies with respect to the Specified Defaults during the Forbearance Period does not in any manner whatsoever limit the Lender’s right to insist upon strict compliance by the Borrowers with this Agreement or any Loan Document during the Forbearance Period, except as expressly set forth herein.

(f)            This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Documents.

SECTION 10.                                    Costs and Expenses.  In addition to, and not in lieu of, the terms of the Loan Documents relating to the reimbursement of the Lender fees and expenses, the Borrowers shall reimburse the Lender promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses (including all fees and expenses of Hunton & Williams LLP), incurred in connection with this Agreement, the Refinancing, and any other agreements and documents executed or delivered in connection with this Agreement or the Refinancing.

SECTION 11.                                    Governing Law; Consent to Jurisdiction and Venue.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REGARD TO SUCH JURISDICTION’S CONFLICTS OF LAWS PRINCIPLES.  EACH BORROWER CONSENTS AND AGREES THAT THE FEDERAL COURTS LOCATED IN THE CITY OF ALEXANDRIA, VIRGINIA AND THE STATE COURTS LOCATED IN FAIRFAX COUNTY, VIRGINIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OR ALL OF THE BORROWERS AND LENDER PERTAINING TO THE LOAN DOCUMENTS OR THIS AGREEMENT OR ANY MATTER RELATING TO, IN CONNECTION WITH, OR ARISING OUT OF THE LOAN DOCUMENTS OR THIS AGREEMENT; PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SUCH JURISDICTIONS; AND PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS UNDER THE LOAN DOCUMENTS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS UNDER THE LOAN DOCUMENTS, OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.  FOR THE AVOIDANCE OF DOUBT, EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT SHALL NOT BRING ANY ACTION AGAINST LENDER RELATING TO, IN CONNECTION WITH, OR ARISING OUT OF THE LOAN DOCUMENTS OR THIS AGREEMENT IN ANY FEDERAL COURT LOCATED OUTSIDE THE CITY OF ALEXANDRIA VIRGINIA OR ANY STATE COURT LOCATED

OUTSIDE FAIRFAX COUNTY, VIRGINIA.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OR SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN SECTION 9.8 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

SECTION 12.                                    Construction.  This Agreement and all other agreements and documents executed or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction.  Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily.  The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.  If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of the Lender or its employees, counsel, or agents in the Loan Documents, such action shall be deemed to be exercisable by the Lender or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion.  Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

SECTION 13.                                    Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 14.                                    Severability.  The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.  If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided, however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 15.                                    Time of Essence.  Time is of the essence in the performance of each of the obligations of the Borrowers hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 16.                                    No Other Creditor Action.  The Lender’s agreement to forbear and to continue to make Advances hereunder are expressly conditioned upon all other creditors of the Borrowers having a valid claim in excess of $100,000 refraining from taking any action against any Borrower or the Collateral (including, without limitation, acceleration of indebtedness) during the Forbearance Period to collect its claim.  In the event that any such creditor takes any such action, all of the Lender’ obligations hereunder shall, at the option of the Lender, terminate without further notice or demand, and Sections 4(b) - (d) of this Agreement shall apply.

SECTION 17.                                    Further Assurances.  Each Borrower agrees to, and to cause any other Borrower to, take all further actions and execute all further documents as the Lender may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 18.                                    Section Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 19.                                    Notices.  All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Loan Agreement.

SECTION 20.                                    Effectiveness.  This Agreement shall become effective on the Forbearance Effective Date, provided that all of the following conditions precedent have been met (or waived) as determined by the Lender in its sole discretion:

(a)           Agreement.  The Lender shall have received duly executed signature pages for this Agreement signed by the Lender and all Borrowers.  Each of the Borrowers hereby represents that it has received all necessary internal consents to enter into this Agreement.

(b)           Representations and Warranties.  The representations and warranties contained herein shall be true and correct, and except as expressly set forth herein with respect to the Specified Defaults, no Forbearance Default, Default, Event of Default or event which with notice, the passage of time or both would constitute a Forbearance Default or an Event of Default (other than the Specified Defaults) shall exist on the date hereof.

SECTION 21.                                    Waivers by the Borrowers.

(a)           Waiver of Jury Trial Right And Other Matters.  EACH BORROWER HEREBY WAIVES (I) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY LOAN DOCUMENTS, THE OBLIGATIONS UNDER THE

LOAN DOCUMENTS, OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH ANY BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF ITS RIGHTS AND REMEDIES, OTHER THAN NOTICES REQUIRED BY THE UNIFORM COMMERCIAL CODE AND THE LOAN DOCUMENTS; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (V) ANY RIGHT ANY BORROWER MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE LOAN DOCUMENTS TO REQUIRE LENDER TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF ANY BORROWER UNTIL TERMINATION OF THE LOAN AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWER, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWER WHICH ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS UNDER THE LOAN DOCUMENTS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF LENDER FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY LENDER P ARTY FROM BORROWER, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 6 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (VI) NOTICE OF ACCEPTANCE HEREOF, AND THE BORROWERS EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH THE BORROWERS.  EACH OF THE BORROWERS WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 22.                                    Assignments; No Third Party Beneficiaries.  This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lender and their respective successors and assigns; provided, that no Borrower shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Lender in its sole discretion.  No Person other than the parties hereto (and in the case of Section 6 hereof, the Releasees) shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof) are hereby expressly disclaimed.

SECTION 23.                                    Final Agreement.  This Agreement sets forth in full the terms of agreement between the parties hereto with respect to the forbearance and the second amendment to the Loan Agreement specified herein, and is intended to be the full, complete, and exclusive contract governing those matters, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto.  No term of this Agreement may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought.  Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind.  the Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances.  There are no oral agreements among the parties hereto that are inconsistent with the terms of this Agreement.

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IN WITNESS WHEREOF, this Forbearance Agreement and Amendment to Loan Agreement has been executed by the parties hereto as of the date first written above.

BORROWERS:

AMERICAN DEFENSE SYSTEMS, INC.

By:

President

A. J. PISCITELLI & ASSOCIATES, INC.

By:

President

AMERICAN PHYSICAL SECURITY GROUP, LLC.

By:

President

LENDER:

TD BANK, N.A.

By:

Vice President